SCHEDULE 14C INFORMATION

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

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IRON HEAD MINING CORP.

(Name of registrant as Specified in its Charter)

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IRON HEAD MINING CORP.

2118 102nd Crescent

North Battleford, Saskatchewan

Canada S9A 1J5

NOTICE OF SHAREHOLDER ACTION BY WRITTEN

CONSENT ON OR ABOUT MARCH 12, 2009

This Information Statement, which is being provided to shareholders on or about April 6, 2009, is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act, as amended, by Nurse Solutions, Inc. (the "Company").

To the Shareholders:

Notice is hereby given that the holders of a majority of the outstanding shares of the Company's common stock have acted by written consent to approve the following actions:

1.

Amend the Company’s Articles of Incorporation to change its name to The Connect Corporation.

Only shareholders of record at the close of business on March 12, 2009 are being given notice of the Action by Written Consent. Since the actions above have been approved by a majority of the outstanding shares of our voting stock, no proxies were or are being solicited.

This is not a notice of a meeting of stockholders and no stockholder meeting will be held to consider any matter described herein.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Sincerely,

Ken Waters

Ken Waters

President and Director

IRON HEAD MINING CORPORATION

INFORMATION STATEMENTS

GENERAL INFORMATION

General

This information is being provided to the shareholders Iron Head Mining Corp., a Nevada corporation (the "Company"), in connection with the action by written consent of the holders of a majority of the Company's issued and outstanding shares, in lieu of a special meeting, to amend the Company’s Articles of Incorporation, approved by the Board of Directors on March 11, 2009.

Record Date and Voting Securities

Only shareholders of record at the close of business on March 12, 2009 are entitled to notice of the action taken, as described herein. On March 12, 2009, the Company had outstanding 92,50,000 shares of common stock, $0.001 par value, each of which was entitled to one vote.

On March 12, 2009, the holders of a majority of the Company's voting power approved the amendment to the Articles of Incorporation.  The name change took effect on or about September 19, 2008.

This Information Statement was first provided to the Company's shareholders on or about April 6, 2009.

PROPOSAL ONE

AMENDMENT TO ARTICLES OF INCORPORATION

Purpose:  The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to change the Company’s name to The Connect Corporation, effective March 17, 2009.

No Dissenters' Rights: Pursuant to Nevada Revised Statute, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this change in the Board of Directors. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of the Company's officers, directors, and persons who own more than five percent of the Company's common stock as of March 12, 2009. Under relevant provisions of the Exchange Act, a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership in 60 days. More than one person may be deemed to be a beneficial owner of the same securities. The percentage ownership of each stockholder is calculated based on the total number of outstanding shares of our common stock as of March 12, 2009.

The table is based upon information provided by our directors and executive officers.

Amount and Nature of Beneficial Ownership as of March 12, 2009.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage Ownership of Common Stock
Ken Waters 2118 – 102nd Cresc. North Battleford, SK Canada, S9A 1J5 Director, President, Secretary, Treasurer	2,000,000	21.6%

Directors and Officers as a Group (1)	2,000,000	21.6%

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

(a) No officer or director of the Company is receiving any remuneration at this time.

(b) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the corporation or any of its subsidiaries.

(c) No remuneration is proposed to be paid in the future directly or indirectly by the corporation to any officer or director under any plan which presently exists.

Director Compensation

The member of the Company’s Board of Directors does not receive compensation, as such, at this time, but is paid consulting fees for specific services as incurred.

Stock Option Grants

As of the date of this Report, the Company has not granted any stock options

Employment Agreements

We do not have an employment or consultant agreements.

Indemnification

Under our bylaws, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest.  We may advance expenses incurred in defending a proceeding.  To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees.  With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order.  The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

IRON HEAD MINING CORPORATION

Date April 19, 2009

By  /s/ Ken Waters

Ken Waters, President